UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2012

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	1-9927	95-2594724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3405 W. Dr. Martin Luther King Jr. Blvd, Suite 101 Tampa, Florida		33607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On June 18, 2012, the Board of Directors of Comprehensive Care Corporation (“CompCare” or the “Company”) approved the appointment of Robert J. Landis, age 53, to serve as the Chief Financial Officer of the Company effective June 18, 2012, a position previously held by Mr. Landis from July 1998 to February 2009. Mr. Landis has served as the Company’s Chief Accounting Officer since February 2009 and has been serving as Acting Chief Financial Officer since January 2011. Mr. Landis did not enter into any agreements or arrangements upon his appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

Date: June 22, 2012	By:	/s/ Clark A. Marcus
Clark A. Marcus
Chairman and Chief Executive Officer